UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 11, 2007

Verticalnet, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	000-25269	23-2815834
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

400 Chester Field Parkway, Malvern, Pennsylvania		19355
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(610) 240-0600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 11, 2007, Verticalnet, Inc. (the "Company") filed an amendment (the "Articles Amendment") to the Amended and Restated Articles of Incorporation of Verticalnet, Inc. (the "Articles") with the Secretary of State of the Commonwealth of Pennsylvania to permit the issuance and transfer of both certificated and uncertificated shares of capital stock. The Articles Amendment amends the Articles by adding a provision to comply with new rules enacted by The NASDAQ Stock Market LLC which require eligibility for a "direct registration program" by January 1, 2008. Participation in a direct registration program enables investors to establish a "book-entry" position on the books of the Company in which shares are owned, recorded and transferred electronically through the Depositary Trust Company, without issuance of a physical stock certificate. The Articles Amendment, as approved by the Company’s Board of Directors (the "Board"), was effective upon filing with the Secretary of State. A copy of the Articles Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

On December 11, 2007, the Company effected an amendment (the "Bylaws Amendment") to the Amended and Restated Bylaws of Verticalnet, Inc. (the "Bylaws"). Section 3.03(d) of the Bylaws required the Company to provide each shareholder with a copy of Subchapter 15D of the Pennsylvania Business Corporation Law (the "BCL") in connection with the notice of any shareholder meeting that has as one of its purposes an action that would give rise to dissenters rights under the BCL. The Bylaws Amendment, as approved by the Board, deleted Section 3.03(d) and was effective on December 11, 2007. A copy of the Bylaws Amendment is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3.1 Amendment to Amended and Restated Articles of Incorporation of Verticalnet, Inc.

3.2 Amendment No. 1-2007 to Amended and Restated Bylaws of Verticalnet, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Verticalnet, Inc.

December 12, 2007	By:	Christopher G. Kuhn

Name: Christopher G. Kuhn
Title: Vice President and General Counsel

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Exhibit Index

Exhibit No.	Description

3.1	Amendment to Amended and Restated Articles of Incorporation of Verticalnet, Inc.
3.2	Amendment No. 1-2007 to Amended and Restated Bylaws of Verticalnet, Inc.